UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2011

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CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

(Exact name of registrant as specified in Charter)
Nevada	000-49846	87-0638750
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

445 Park Avenue, New York, New York 10022
(Address of Principal Executive Offices)

(212) 307 3568
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by China North East Petroleum Holdings Limited (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 7.01                Regulation FD Disclosure

The Registrant will deliver a presentation at the 2011 Rodman & Renshaw Annual China Investment Conference in Shanghai, China on March 7, 2011 (local time). A copy of the presentation materials used in connection with the presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K, including the presentation attached hereto as Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01                Financial Statement and Exhibits.

(d)           EXHIBITS

Exhibit Number	Description

99.1	Presentation of China North East Petroleum Holdings Limited, Inc. dated March 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China North East Petroleum Holdings Limited
Date:	March 7, 2011	(Registrant)

/s/ Jingfu Li
Jingfu Li
Acting Chief Executive Officer